UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2007

TFS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

United States	001-33390	52-2054948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7007 Broadway Avenue, Cleveland, Ohio	44105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 441-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 20, 2007, the Company’s charter and bylaws were amended to designate Cleveland, Ohio as the location of the Company’s home office.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
3.1	Amendment to the Federal MHC Subsidiary Holding Company Charter of TFS Financial Corporation

3.2	Amendment to the Bylaws of TFS Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFS Financial Corporation
(Registrant)

Date: April 25, 2007

	By:	/s/ David S. Huffman
David S. Huffman
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
3.1	Amendment to the Federal MHC Subsidiary Holding Company Charter of TFS Financial Corporation

3.2	Amendment to the Bylaws of TFS Financial Corporation